UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 14, 2017

                               CEL-SCI CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                        01-11889               84-0916344
 ---------------------------         ------------------      ----------------
(State or other jurisdiction        (Commission File No.)   (IRS Employer
of incorporation)                                            Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                     -------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
                     -------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

     On August 14, 2017 the Company announced it has received a letter from the U.S. Food and Drug Administration stating that the clinical hold that had been imposed on the Company's Phase 3 cancer study with Multikine has been removed and that all clinical trial activities under this Investigational New Drug application (IND) may resume.

     On August 14, 2017 the Company issued a press release, filed as Exhibit 99, announcing the release of the clinical hold.


Item 9.01   Financial Statements and Exhibits

Exhibit       Description

99            Press Release dated August 14, 2017








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2017

                                     CEL-SCI CORPORATION


                                     By:  /s/ Patricia B. Prichep
                                       --------------------------------------
                                          Patricia B. Prichep
                                          Senior Vice President of Operations